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ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                         December 1, 1999 - December 31, 1999
                                           ------------------------------------

SETTLEMENT DATE:                           18-Jan-00
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A.   SERIES INFORMATION

     Advanta Leasing Receivables Corp. IV and
     ADVANTA LEASING RECEIVABLES CORP. V
     EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
     SERIES 1998-1

I.   SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

     (a.)   Beginning Aggregate Contract Principal Balance  ("ACPB") .......................                      $ 214,292,741.14
                                                                                                                   ----------------
     (b.)   Contract Principal Balance of all Collections allocable to Contracts ...........  $ 11,172,755.21
                                                                                              ---------------
     (c.)   Contract Principal Balance of Charged-Off Contracts ............................  $    730,710.67
                                                                                              ---------------
     (d.)   Total decline in Principal Balance .............................................                       $  11,903,465.88
                                                                                                                   ----------------

     (e.)   Ending Aggregate Contract Principal Balance of all Contracts as of
            this Settlement Date. ..........................................................                       $ 202,389,275.26
                                                                                                                   ----------------
            BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED PAYMENT DATE
     (f.)   Class A Principal Balance as of this Settlement Date ...........................                       $ 178,750,063.00
                                                                                                                   ----------------
            (Class A Note Factor) ...................................   0.5397043
                                                                        ---------
     (g1.)  Class A-1 Principal Balance .(Note Factor) ..............   0.0000000 ..........             --
                                                                        ---------             ----------------
     (g2.)  Class A-2 Principal Balance . (Note Factor) .............   0.5765793 ..........  $ 109,550,063.00
                                                                        ---------             ----------------
     (g3.)  Class A-3 Principal Balance . (Note Factor) .............   1.0000000 ..........  $  23,300,000.00
                                                                        ---------             ----------------
     (g4.)  Class A-4 Principal Balance . (Note Factor) .............   1.0000000 ..........  $  45,900,000.00
                                                                        ---------             ----------------
     (h.)   Class B Principal Balance as of this Settlement Date ...........................                       $  10,220,919.97
                                                                                                                   ----------------
            (Class B Note Factor) ...................................   0.5397043
                                                                        ---------
     (i.)   Class C Principal Balance as of this Settlement Date ...........................                       $   3,893,281.65
                                                                                                                   ----------------
            (Class C Note Factor) ...................................   0.3947761
                                                                        ---------
     (l.)   Class D Principal Balance as of this Settlement Date ...........................                       $   9,525,010.64
                                                                                                                   ----------------
            (Class D Note Factor) ...................................   0.6349878
                                                                        ---------
II.  COMPLIANCE RATIOS

     (a.)    Aggregate Contract Balance Remaining ("CBR") of all Contracts as of
             the related Calculation Date ..................................................                       $ 221,249,909.99
                                                                                                                   ----------------
     (b1.)  % of CBR 31 days or more delinquent as of the related Calculation Date .........                                   8.32%
                                                                                                                   ----------------
     (b2.)  Preceeding Month %:                                           Nov-99 ...........                                   7.77%
                                                                       -----------                                 ----------------
     (b3.)  2nd Preceeding Month %:                                       Oct-99 ...........                                   7.71%
                                                                       -----------                                 ----------------
     (b4.)  Three month rolling average % of CBR 31 days or more delinquent    4 ...........                                   7.93%
                                                                                                                   ----------------

     (c.)   Does the three month rolling average % of CBR which are 31 days or
            more delinquent exceed 10.5% ? . Y or N. .......................................                              NO
                                                                                                                   ----------------

            (Amortization Period Only)
     (d)    Cumulative Net Loss Percentage as of the related Collection Period .............                                   1.90%
                                                                                                                   ----------------
            Does the Cumulative Net Loss Percentage exceed
     (d1.)  4.0 % from the Beginning Period to and including 12th
            Collection Period ?  Y or N ....................................................                              NO
                                                                                                                   ----------------
     (d2.)  5.5 % from 13th Collection Period to and including 24th
            Collection Period ? Y or N .....................................................                              NO
                                                                                                                   ----------------
     (d3.)  7.0 % from 25th Collection Period and thereafter ? Y or N ......................                              NO
                                                                                                                   ----------------
            (If Yes to e1 or e2 or e3, then a Residual Event occurs)

     (e1.)  Residual Realization for the related Collection Period  > 100% (YES/NO) ........                              YES
                                                                                                                   ----------------
     (e2.)  Preceeding Month:                                   Nov-99  > 100% (YES/NO) ....                              YES
                                                                ----------------------                             ----------------
     (e3.)  2nd Preceeding Month:                               Oct-99  > 100% (YES/NO) ....                              YES
                                                                ----------------------                             ----------------
     (e4.)  Three month rolling average Residual Realization Ratio  > 100% (YES/NO) ........                              YES
                                                                                                                   ----------------
            (If less than 100%, then a Residual Event Occurs)


III  FLOW OF FUNDS
              The amount of available funds on deposit in the Series 1998-1
               Facility Account ............................................................                       $  13,966,983.64
                                                                                                                   ----------------

         (1) On the Payment Date which is also the Amortization Date and each Payment Date thereafter

     (a.)     To the Servicer, Unrecoverable Servicer Advances .............................
                                                                                                                   ----------------
     (b.)     To the Servicer, if ABS is not the Servicer, Servicing Fee and
              Ancillary Servicing Income, if any ...........................................
                                                                                                                   ----------------
              To Series 1998-1 Noteholders:
     (c.)     To Class A, the total Class A Note Interest and Class A Overdue
               Interest for the related period .............................................                       $     926,182.33
                                                                                                                   ----------------
                                   Interest on Class A-1 Notes .............................  $     --
                                                                                              ---------------
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                                   Interest on Class A-2 Notes .............................  $     582,306.50
                                                                                              ---------------
                                   Interest on Class A-3 Notes .............................  $     115,140.83
                                                                                              ---------------
                                   Interest on Class A-4 Notes .............................  $     228,735.00
                                                                                              ---------------
     (d.)     Interest on Class B Notes for the related period .............................                       $      55,012.14
                                                                                                                   ----------------
     (e.)     Interest on Class C Notes for the related period .............................                       $      25,324.38
                                                                                                                   ----------------

     (f.)     To Series 1998-1 Noteholders:
              To Class A, the total Principal Payment and Class A Overdue Principal, if any                           10,513,132.54
                                                                                                                   ----------------
                                   Principal Payment to Class A-1 Noteholders ..............          N/A
                                                                                              ---------------
                                   Principal Payment to Class A-2 Noteholders ..............  $  10,513,132.54
                                                                                              ---------------
                                   Principal Payment to Class A-3 Noteholders ..............          N/A
                                                                                              ---------------
                                   Principal Payment to Class A-4 Noteholders ..............          N/A
                                                                                              ---------------
              To Class B for Principal Payment and Overdue Principal, if any ...............                             601,140.41
                                                                                                                   ----------------
              To Class C for Principal Payment and Overdue Principal, if any ...............                             789,192.93
                                                                                                                   ----------------

     (g)      Overdue Principal (included in the Principal Payments per above, if any):
              To Class A, total for Overdue Principal ......................................          N/A
                                                                                              ---------------
                                   Overdue Principal to Class A-1         N/A
                                                                     ----------
                                   Overdue Principal to Class A-2         N/A
                                                                     ----------
                                   Overdue Principal to Class A-3         N/A
                                                                     ----------
                                   Overdue Principal to Class A-4         N/A
                                                                     ----------
              To Class B for Overdue Principal .............................................          N/A
                                                                                              ---------------
              To Class C for Overdue Principal .............................................          N/A
                                                                                              ---------------
     (h1.)    Until the Reserve Account Funding Date:
              To the Reserve Account, the amount equal to the Servicing Fee otherwise
              payable to ABS ...............................................................                                 N/A
                                                                                                                   ----------------
     (h2.)    After the Reserve Account Funding Date:
              To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing Income,
              if any .......................................................................                           178,577.28
                                                                                                                   ----------------
     (i.)     To the Reserve Account, the amount needed to increase the amount on deposit in
              the Reserve Account to the Required Reserve Amount for such Payment Date .....                                 N/A
                                                                                                                   ----------------
     (j.)     Upon the occurrence of a Residual Event            the lesser of:
     (j1.)    (A) the Available Funds remaining on deposit in the Facility Account and .....           N/A
                                                                                              ---------------
     (j2.)    (B) the aggregate amount of Residual Receipts included in Available Funds ....           N/A
                                                                                              ---------------
     (j3.)    To be deposited to the Residual Account ......................................                                 N/A
                                                                                                                   ----------------
     (k.)     To Class D Noteholders for Principal Payment .................................                                 --
                                                                                                                   ----------------
     (l.)     To Class D Noteholders for Overdue Principal, if any .........................                                 N/A
                                                                                                                   ----------------
                (3)   To ABS, the Servicing Fee previously due, but
                      deposited to the Reserve Account .....................................                       $         --
                                                                                                                   ----------------
                (4)   To the Series Obligors, as holders of the Residual Interest, any
                      Available Funds remaining on deposit in the Facility Account .........                       $     878,421.62
                                                                                                                   ----------------
IV.  SERVICER ADVANCES

     (a.)   Aggregate amount of Servicer Advances at the beginning of the related
            Collection Period ..............................................................                           3,599,963.60
                                                                                                                   ----------------
     (b.)   Servicer Advances reimbursed during the related Collection Period ..............                              95,498.68
                                                                                                                   ----------------
     (c.)   Amount of unreimbursed Servicer Advances to be reimbursed on the
            Settlement Date ................................................................
                                                                                                                   ----------------
     (d.)   Servicer Advances made during the related Collection Period ....................                             116,577.22
                                                                                                                   ----------------
     (e.)   Aggregate amount of Servicer Advances at the end of the Collection
            Period .........................................................................                       $   3,621,042.14
                                                                                                                   ----------------


V.   RESERVE ACCOUNT
     (a.)    Amount on deposit at the beginning of the related Collection Period ...........                       $   6,654,951.24
                                                                                                                   ----------------
     (b.)    Amounts used to cover shortfalls, if any,  for the related Collection Period ..                       $         --
                                                                                                                   ----------------
     (c.)    Amounts transferred from the Facility Account, if applicable ..................                       $         --
                                                                                                                   ----------------
     (d.)    Interest earned on Reserve Balance ............................................                       $      29,484.00
                                                                                                                   ----------------
     (e.)    Reserve Account Ending Balance before calculating Required Reserve Amount .....                       $   6,684,435.24
                                                                                                                   ----------------
     (f.)    Required Reserve Amount needed as of the related Collection Period ............                       $   6,268,088.60
                                                                                                                   ----------------
     (g1.)   If (f) is greater than (e), then amount of shortfall ..........................                                   0.00
                                                                                                                   ----------------
     (g2.)   If (e) is greater than (f), then excess amount to be transferred to the
             Series Obligors ...............................................................                             416,346.64
                                                                                                                   ----------------
     (h.)    Amounts on deposit as of this Settlement Date (e minus g2) ....................                       $   6,268,088.60
                                                                                                                   ----------------

VI.  RESIDUAL ACCOUNT
     (a.)   Amount on deposit at the beginning of the related Collection Period ............                                   0.00
                                                                                                                   ----------------
     (b.)   Amounts transferred from the Facility Account ..................................                                   0.00
                                                                                                                   ----------------
     (c.)   Amounts used to cover shortfalls for the related Collection Period .............                                   0.00
                                                                                                                   ----------------
     (d.)   Amount on deposit as of this Settlement Date ...................................                                   0.00
                                                                                                                   ----------------
VII. ADDITIONAL PROPERTY FUNDING ACCOUNT
     (a.)   Amount on deposit at the beginning of the related Collection Period ............                                   0.00
                                                                                                                   ----------------
     (b.)   Amounts transferred from the Facility Account ..................................                                   0.00
                                                                                                                   ----------------
     (c.)   Amounts transferred to the Series Obligors .....................................                                   0.00
                                                                                                                   ----------------
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     (d.)   Amount on deposit as of this Settlement Date ...................................                                   0.00
                                                                                                                   ----------------

VIII. ADVANCE PAYMENTS
     (a.)   Beginning aggregate Advance Payments ...........................................                       $   2,360,568.90
                                                                                                                   ----------------
     (b.)   Amount of Advance Payments collected during the related Collection Period ......                       $   1,774,885.34
                                                                                                                   ----------------
     (c.)   Investment earnings for the related Collection Period ..........................                       $      13,217.00
                                                                                                                   ----------------
     (d.)   Amount of Advance Payments withdrawn for deposit into Facility Account .........                       $   1,785,209.99
                                                                                                                   ----------------
     (e.)   Ending aggregate Advance Payments ..............................................                       $   2,363,461.25
                                                                                                                   ----------------
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     ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

       BY:     /s/ John Paris
               -------------------------------
       TITLE:  Sr. Vice President
               -------------------------------
       DATE:   12-Jan-00
               -------------------------------

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